                                                                      EXHIBIT 24
                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Jacques A. Robinson, Walter P. Masavage and Elaine M. Bacon, and each of them singly, his attorneys for him and in his name, place and stead, and each of his offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1995.

                                          /s/ Charles M. Fullgraf
                                          ___________________________________
                                          Charles M. Fullgraf
                                          Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )

  On the 21st day of June, 1995, personally appeared before me Charles M. Fullgraf, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

  Witness my hand and official seal this 21st day of June, 1995.

                                          /s/ Mary K. Perkins
                                          __________________________________
                                          Notary Public

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Jacques A. Robinson, Walter P. Masavage and Elaine M. Bacon, and each of them singly, his attorneys for him and in his name, place and stead, and each of his offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 1995.

                                            /s/ Joseph M. O'Donnell
                                            ___________________________________
                                            Joseph M. O'Donnell
                                            Director



STATE OF  Florida    )
                     )  SS:
COUNTY OF Palm Beach )

  On the 28th day of June, 1995, personally appeared before me Joseph M. O'Donnell, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

  Witness my hand and official seal this 28th day of June, 1995.


                                            /s/ Rosalind S. Seiden
                                            __________________________________
                                            Notary Public
        Personally appeared before me.

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Jacques A. Robinson, Walter P. Masavage and Elaine M. Bacon, and each of them singly, his attorneys for him and in his name, place and stead, and each of his offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of June, 1995.

                                             /s/ Gil Wachsman
                                            ___________________________________
                                            Gilbert L. Wachsman
                                            Director



STATE OF Minnesota  )
                    )  SS:
COUNTY OF Hennepin  )

  On the ___ day of June, 1995, personally appeared before me Gilbert L. Wachsman, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

  Witness my hand and official seal this ___ day of June, 1995.


                                            /s/ Donna J. Gongoll
                                            __________________________________
                                            Notary Public

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Jacques A. Robinson, Walter P. Masavage and Elaine M. Bacon, and each of them singly, her attorneys for her and in her name, place and stead, and each of her offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of June, 1995.

                                            /s/ Erika Williams
                                            ___________________________________
                                            Erika Williams
                                            Director



STATE OF California    )
                       )  SS:
COUNTY OF Santa Clara  )

  On 6-26-95 before me, Henry Shepherd Notary Public, personally appeared Erika Williams personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity(ies), and that by her signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  Witness my hand and official seal.

                         Signature     /s/ Henry Shepherd
                                       ________________________________ (Seal)

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is an officer and director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter P. Masavage and Elaine M. Bacon, and each of them singly, his attorneys for him and in his name, place and stead, and each of his offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1995.

                                         /s/ Jacques Robinson
                                         ___________________________________
                                         Jacques A. Robinson
                                         President, Chief Executive Officer and
                                         Director


STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )

  On the 21st day of June, 1995, personally appeared before me Jacques A. Robinson, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

  Witness my hand and official seal this 21st day of June, 1995.

                                         /s/ Robin Eppinghoff
                                         __________________________________
                                         Notary Public

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is an officer of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Jacques A. Robinson, Walter P. Masavage and Elaine M. Bacon, and each of them singly, his attorneys for him and in his name, place and stead, and each of his offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of June, 1995.

                                            /s/ John W. Noland
                                            ___________________________________
                                            John W. Noland
                                            Executive Vice President
                                            Chief Operating Officer and
                                            Director

STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )

  On the 8th day of June, 1995, personally appeared before me John W. Noland, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

  Witness my hand and official seal this 8th day of June, 1995.


                                            /s/ Robin Eppinghoff
                                            __________________________________
                                            Notary Public

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, CINCINNATI MICROWAVE, INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering 4,600,000 common shares of the Company; and

  WHEREAS, the undersigned is an officer and director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Jacques A. Robinson, Walter P. Masavage and Elaine M. Bacon, and each of them singly, his attorneys for him and in his name, place and stead, and each of his offices and capacities in the Company, to execute and file such Registration Statement, including the prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of August, 1995.


                                            /s/ James L. Jaeger
                                            ___________________________________
                                            James L. Jaeger
                                            Chairman of the Board of Directors



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )

  On the 8th day of August, 1995, personally appeared before me James L. Jaeger, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for purposes therein expressed.

  Witness my hand and official seal this 8th day of August, 1995.


                                            /s/ Kimberly S. Smith
                                            __________________________________
                                            Notary Public